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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     August 30, 1996
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                                  ABC Bancorp
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             (Exact name of registrant as specified in its charter)



   Georgia                       0-16181                        58-1456434
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 (State or other         (Commission File Number)             (IRS Employer
 jurisdiction of                                               Identification
 incorporation)                                                Number)

   310 First Street, S.E., Moultrie, Georgia      31768
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(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:   (912) 890-1111
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Item 2.  Acquisition or Disposition of Assets
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     ABC Bancorp, a Georgia corporation ("ABC"), and First National Financial
Corporation, a Georgia corporation ("First National"), entered into an Agreement and Plan of Merger dated as of April 15, 1996 (the "Merger Agreement"), pursuant to which First National was merged with and into ABC (the "Merger"). The Merger was consummated and became effective as of August 30, 1996 (the "Closing").

     Pursuant to the Merger Agreement, shares of First National (the "First National Shares") and options and warrants to purchase First National Shares (the "Options and Warrants") (the First National Shares and the Options and Warrants are collectively referred to as the "Securities") issued and outstanding immediately prior to the Merger were converted into the right to receive consideration of approximately $11.6 million paid to holders of the Securities as of Closing in the form of Common Stock, par value $1.00, of ABC.

     Raymond B. Philips, President of First National and of its wholly-owned bank subsidiary, First National Bank of South Georgia (the "Bank"), entered into a Noncompetition Agreement with ABC Bancorp whereby Mr. Philips received the sum of $25,000 and title to a 1995 Chevrolet S10 Blazer owned by the Bank and driven by Mr. Philips. Mr. Philips has retired as President of First National and the Bank, effective as of the Closing.

     The consideration for the Merger was determined as a result of negotiations between ABC and First National and was approved by the boards of directors of ABC and First National and by the shareholders of First National. Prior to the Merger, neither ABC nor any of its affiliates, directors or officers, nor any associate of any such director or officer had any relationship with First National.

     The Merger is the third of three mergers that ABC has consummated in 1996.

     ABC has previously announced the consummation, on June 21, 1996, of its merger transaction with Southland Bancorporation ("Southland"), an Alabama corporation and the sole shareholder of Southland Bank, an Alabama chartered state bank located in Dothan, Alabama. Pursuant to the Agreement and Plan of Merger by and between ABC and Southland dated as of December 18, 1995, as amended (the "Southland Merger Agreement"), Southland was merged with and into ABC (the "Southland Merger"), with Southland Bank thereupon becoming a wholly-owned subsidiary of ABC. The description of the Southland Merger Agreement is qualified in its entirety by reference to a copy thereof which has been previously filed and is incorporated herein by reference.

     ABC also has previously announced the consummation, on July 31, 1996, of its merger transaction with Central Bankshares, Inc. ("Central"), a Georgia corporation and the sole shareholder of Central Bank & Trust, a Georgia chartered state bank located in Cordele, Georgia. Pursuant to the Agreement and the Plan of Merger by and between ABC and Central dated as of December 29, 1995, as amended (the "Central Merger Agreement"), Central was merged with and into ABC (the "Central Merger"), with Central Bank & Trust thereupon becoming a

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wholly-owned subsidiary of ABC.  The description of the Central Merger Agreement is qualified in its entirety by reference to a copy thereof which has been previously filed and is incorporated herein by reference.

     The description contained herein of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, incorporated herein by reference, and the Press Release dated August 30, 1996 which is attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a) Financial Statements of Business Acquired.  Incorporated in this Report
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by reference are unaudited consolidated financial statements of ABC as of March
31, 1996, together with the notes thereto, as well as the audited financial statements of ABC as of December 31, 1995 and the year then ended which have been audited by the independent accounting firm of Mauldin & Jenkins.

     Incorporated in this Report by reference are unaudited consolidated financial statements of First National as of March 31, 1996, together with the notes thereto, as well as the audited financial statements of First National as of December 31, 1995 and the year then ended which have been audited by the independent accounting firm of Francis & Co., CPA's.

     Incorporated in this Report by reference are unaudited consolidated financial statements of Central as of March 31, 1996, together with the notes thereto, as well as the audited financial statements of Central as of December 31, 1995 and the year then ended which have been audited by the independent accounting firm of Mauldin & Jenkins.

     Incorporated in this Report by reference are unaudited consolidated financial statements of Southland as of March 31, 1996, together with the notes thereto, as well as the audited financial statements of Southland as of December 31, 1995 and the year then ended which have been audited by the independent accounting firm of KPMG Peat Marwick LLP.

     (b) Pro Forma Financial Information.  The Unaudited Pro Forma Condensed
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Consolidated Financial Data incorporated in this Report by reference give effect to the merger transactions described herein. Southland's information is combined with ABC using the purchase accounting method. Central's information is combined with ABC using the pooling of interests method of accounting. First National's information is combined with ABC using the pooling of interests method of accounting.

     The ABC historical amounts were derived from consolidated financial statements of ABC incorporated herein by reference. The historical amounts of Southland were derived from the consolidated financial statements of Southland incorporated herein by reference. The historical amounts of Central were derived from the consolidated financial statements of Central incorporated herein by reference. The historical amounts of First National were derived from the consolidated financial statements of First National incorporated herein by reference.

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     The Unaudited Pro Forma Condensed Consolidated Financial Data do not
purport to present the financial position of ABC had the various transactions indicated above actually been consummated on the dates indicated. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Data are not necessarily indicative of the future results of operations of ABC and should be read in conjunction with the historical financial statements of ABC, Southland, Central and First National, including the notes thereto, incorporated herein by reference.

     (c) Exhibits.  The following is a list of the Exhibits attached hereto or
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incorporated herein by reference.

Exhibit 2.1 Merger Agreement (incorporated by reference to Exhibit 10.12 to Amendment No. 1 to ABC's Registration on Form S-4 (Registration No. 333-2387), filed with the Commission on May 21, 1996).

Exhibit 10.1  Noncompetition Agreement, Raymond B. Philips*

Exhibit 99    Press Release

*    Contained as an exhibit to the Merger Agreement

                      DOCUMENTS INCORPORATED BY REFERENCE

     The following documents of ABC (Commission File No 0-16181) are hereby incorporated by reference:

     1. Agreement and Plan of Merger by and between ABC and Southland Bancorporation dated as of December 18, 1995 (filed as Exhibit 10.10 to ABC's Annual Report on Form 10-K filed with the Commission on March 28, 1996), and Amendment No. 1 thereto dated as of April 16, 1996 (filed as part of Appendix A to Amendment No. 1 to ABC's Registration on Form S-4 (Registration No. 333-2387), filed with the Commission on May 21, 1996).

     2. Agreement and Plan of Merger by and between ABC and Central Bankshares, Inc., dated as of December 29, 1995 (filed as Exhibit
          10.11 to ABC's Annual Report on Form 10-K filed with the Commission on March 28, 1996), and Amendment No. 1 thereto dated as of April 26, 1996 (filed as part of Appendix A to ABC's Registration on Form S-4 (Registration No. 333-05861), filed with the Commission on June 12,
          1996).

     3. Agreement and Plan of Merger by and between ABC and First National Financial Corporation dated as of April 15, 1996 (filed as Exhibit
          10.12 to Amendment No. 1 to ABC's Registration on Form S-4 (Registration No. 333-2387), filed with the Commission on May 21,
          1996).

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     4.   Financial Information, including Unaudited Pro Forma Condensed
          Consolidated Financial Data (pages PF-i through PF-28) and Historical Financial Data of each of ABC Bancorp, First National Financial Corporation, Central Bankshares, Inc., and Southland Bancorporation (pages F-1 through F-129), filed as part of ABC's Registration on Form S-4 (Registration No. 333-08301), filed with the Commission on July 17, 1996.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       ABC BANCORP



                                       By: /s/ W. Edwin Lane, Jr.
                                           ------------------------------------
                                           Name:  W. Edwin Lane, Jr.
                                           Title: Vice President and CFO


Dated: September 9, 1996
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                                 EXHIBIT INDEX


Exhibit No.                 Exhibit Description
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Exhibit 2.1   Merger Agreement (incorporated by reference to Exhibit 10.12 to
              Amendment No. 1 to ABC's Registration on Form S-4 (Registration No. 333-2387), filed with the Commission on May 21, 1996).

Exhibit 10.1  Noncompetition Agreement, Raymond B. Philips*

Exhibit 99    Press Release

*    Contained as an exhibit to the Merger Agreement